The Next Generation "off-the-shelf" Universal CAR for Adoptive Immunotherapy

Wei-Chih Yang[1], Xiaobing Luo[1], Huijuan Cui[1], Michael Patrick[1], Yutian Wei[1], Ping Li[2], Aibing Liang[2], Shigui Zhu[1], Jiaqi Huang[1], Xin Yao[1], Yihong Yao[1], Yun Ji[1]
1. Cellular Biomedicine Group Inc. (CBMG), Gaithersburg, MD 20877, USA
2. Department of Hematology, Tongji Hospital of Tongji University, Shanghai, 200065, China

BACKGROUND

Adoptive immunotherapy using autologous T cells redirected with chimeric antigen receptors (CARs) has emerged as a powerful means of treating cancer, such as B-cell malignancy. However, this approach is limited by the availability of autologous T cells especially for infant patients or patients undergoing multi rounds of chemotherapy. Here we show that employment of the CRISPR-Cas9 system allows highly efficient multiplex gene editing of T Cell Receptor Alpha Constant and Beta-2-Microglobulin in primary human T cells, which is intended to avoid graft-versus-host-disease and minimize the immunogenicity of transferred cells. Furthermore, redirecting the gene-engineered cells with a B cell maturation antigen (BCMA) CAR led to their efficient destruction of BCMA+ tumor targets. To further improve the efficacy of these universal BCMA CAR T cells, we use a strategy to generate the next generation universal CAR T cells by starting from naive precursors and producing the CAR T cells in conditions favoring T memory stem (Tscm) cell expansion. These Tscm enriched gene-engineered BCMA CAR T cells demonstrated superior activity compared to the conventional universal CAR T cells based on their expansion, phenotype, IFN-γ release, and cytotoxicity. An early phase clinical trial using this BCMA CAR in an autologous setting has been initiated (NCT03815383). We believe this next generation Tscm-enriched universal CAR T cells employing the same BCMA vector will provide another alternative choice for multiple myeloma patients in an "off-the-shelf" manner similar to other biological drugs.

FIG. 1 Gene-editing Human T cells to generate Universal CAR T cells


mock
Double KO + CAR
Purified double KO + CAR
0.55
99.3
0.12
0.053
12.4
3.30
81.2
3.10
0.60
0
99.4
0
HLA-A-B-C
CD3

FACS analysis of PBMC, edited U CAR cells, and purified U CAR cells with antibodies against CD3 and HLA-A/B/C.

FIG 2 Comparable activity of Universal CAR T cells and conventional CAR T cells


mock
mock + CAR
CAR
Double KO
Double KO + CAR
0.81
33.0
30.1
0.60
32.0
BCMA-CAR
FSC


A549
A549-BCMA

(a) FACS analysis of CAR expression levels in all conditions listed.
(b) IFN-γ release levels of different CARs encountering targets.

FIG 3 Isolation of naïve T cell population from PBMC


PBMC
Naïve T cells
CD8
CD3
CCR7
CD45RA
CCR45RO

FACS analysis of PBMC and purified naïve T cells with antibodies against CD3, CD8, CCR7, CD45RA, and CD45RO.

FIG 4 BCMA CAR transduction efficiency in T cells


PBMC
BCMA CAR
1° U BCMA CAR
2° U BCMA CAR
0.18
60.2
60.8
83.4
BCMA CAR
SSC

FACS analysis of BCMA CAR expression level in T cells (BCMA CAR), universal T cells (1o U BCMA CAR), and Tscm-enriched universal T cells (2o U BCMA CAR).

FIG 5 Growth rate of different CAR T cells


Relative cell growth (fold)
Culture time (d)
BCMA CAR
1° U BCMA CAR
2° U BCMA CAR

T cell growth rate was determined by measuring T cell number at indicated days.

FIG 6 Tscm cell percentage of different CAR T cells


Tscm
Tcm
Tem
Teff
BCMA CAR
1° U BCMA CAR
2° U BCMA CAR
CCR7

(a) Distribution of T cell subsets in different CAR T products. CCR7+CD45RA- (Tscm), CCR7+CD45RA- (Tcm), CCR7-CD45RA- (Tem), and CCR7-CD45RA+ (Teff). (b) Mean fluorescence intensity (MFI) and percentage of CCR7 in different CAR T cell products.

FIG 7 IFN-γ release capacity of different CAR T cells


BCMA CAR
1° U BCMA CAR
2° U BCMA CAR
INF-γ (pg/ml)

IFN-γ level released from different CAR T cells when co-culturing with A549-BCMA target cells.

FIG 8 Cytotoxicity activity of different CAR T cells


E/T ratio 1:8
KT 80
Time after adding effectors (hours)
E/T ratio

(a) Killing effect of A549-BCMA by different BCMA CAR T cells with a fixed 1:8 effector/target ratio. (b) Time to eliminate 80% target cells at different effector/target ratio.

SUMMARY

1. Universal CAR T cells are an alternative "off-the-shelf" choice for infant patients or patients undergoing multi rounds of chemotherapy.
2. A universal CAR T platform can be efficiently generated using the CRISPR-Cas9 system.
3. A next-generation universal CAR T platform is in development to further enhance the efficacy of universal CAR T cells.